SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)    September 23, 2004
                                                       -------------------------

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

           0-556                                      68-0365195
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 (Commission File Number)                  (IRS Employer Identification No.)


200 Vernon Street, Roseville, California                              95678
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - Corporate Governance and Management

     Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 23, 2004, SureWest Communications (the "Company") issued a press release announcing the appointment of Philip A. Grybas as Senior Vice President and Chief Financial Officer of the Company, effective October 4, 2004. Prior to joining the Company, Mr. Grybas, 57, served from 2001 to September 2004 as Vice President, Treasurer, and Chief Financial Officer of Warwick Valley
Telephone Company of Warwick, New York, a local telephone company serving customers in New York and New Jersey. Mr. Grybas has over 20 years of experience in telecommunications. Before joining Warwick Telephone, in 2001 he consulted with TEG, a performance management analyst firm, headquartered in Indianapolis, Indiana. Prior to that position, he served from 1998 to 2000 as a senior manager, finance expert and advisor at SBC Communications, managing one of its European investments, the Hungarian National Telephone Company (MATAV). Prior to MATAV, he held various Directorship positions in Taxes, Accounting Operations and Accounting Standards over a 16-year period with Ameritech Corp. A member of the Illinois Society of CPAs, Mr. Grybas holds a B.A. from the University of St. Thomas, an M.B.A. from DePaul University, and an M.S. in International Relations from Creighton University.

     The Company has not entered into an employment agreement with Mr. Grybas, but has entered into a change in control agreement with him effective October 4, 2004. The agreement is in effect until December 31, 2004, and automatically extends for one-year terms unless the Company provides a notice of termination by November 30 of that year or each extended term. A "change in control of the Company" generally means (i) the acquisition by a third party of 20% or more of the Company's common stock, (ii) a merger or consolidation of the Company in which the Company does not survive as an independent public company, or (iii) a partial or complete liquidation of the business for which the executive's services are performed. For payments to be owed under the agreement, there must be a change in control of the Company and a "constructive termination" of the executive's employment (meaning generally a decrease in compensation, a reduction in job responsibility or a geographical relocation). If there is a change in control of the Company, and a subsequent constructive termination, Mr. Grybas is entitled to a severance benefit equal to two times the sum of his annual compensation and benefits received in the period prior to the separation, and the continuation of insurance and medical benefits for the executive and his family for two years.

     The Registrant's press release announcing the appointment of Mr. Grybas is attached hereto and incorporated herein by reference as Exhibit 99.1

SECTION 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

          (c) Exhibits

          Exhibit 99.1 Press Release dated September 23 , 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SUREWEST COMMUNICATIONS

Date: September 23, 2004                   By:    /s/ Brian H. Strom
                                               -------------------------------
                                           President and Chief Executive Officer


                                  Exhibit 99.1

Press Release dated September 23, 2004.